Exhibit 99.1

For Immediate Release

Investor Contact:	Nate Wallace	Press Contact:	Kristine Gager
	Manugistics Group, Inc.		Edelman
	Investor Relations		Public Relations
	301-255-5059		202-326-1747

Manugistics Announces First Quarter Fiscal 2005 Results

ROCKVILLE, Md. — June 24, 2004 — Manugistics Group, Inc. (NASDAQ: MANU), a leading global provider of demand and supply chain management solutions, today reported results for its fiscal 2005 first quarter ended May 31, 2004.

For the first quarter, total revenue was $51.6 million, down 21 percent from $65.6 million in the prior year quarter. Software revenue was $10.4 million, down 48 percent from $19.9 million in the prior year quarter. Support revenue was $21.4 million compared to $21.5 million in the prior year quarter. Product revenue, which is composed of software and support revenue, was 62 percent of total revenue, down slightly from 63 percent of total revenue in the prior year quarter. Services revenue was $17.6 million, down 18 percent from $21.5 million in the prior year quarter.

For the first quarter, the Company reported a GAAP operating loss of $5.2 million compared to a GAAP operating loss of $15.0 million in the prior year quarter. The Company reported a GAAP net loss of $7.7 million, or $0.09 per basic and diluted share, compared to a GAAP net loss of $18.5 million, or $0.26 per basic and diluted share, in the prior year quarter.

For the first quarter, the Company reported adjusted operating loss of $2.3 million, compared to adjusted operating income of $0.5 million in the prior year quarter. The Company reported adjusted net loss of $4.9 million, or $0.06 per basic and diluted share, for the first quarter, compared to adjusted net loss of $3.0 million, or $0.04 per basic and diluted share, in the prior year quarter.

Adjusted operating income or loss, adjusted net income or loss and adjusted net income or loss per basic and diluted share referred to in this press release are non-GAAP measures and exclude the following items: amortization of intangibles and acquired technology, restructuring and lease abandonment benefits and charges and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables following the text of this press release. For further information, please refer to the section of the press release titled “Reasons for Presentation of Non-GAAP Financial Measures.”

The Company is continuing to determine the underlying reasons for the shortfall in software revenue for its fiscal 2005 first quarter. The Company believes that a significant cause of the shortfall resulted from delayed decisions to purchase its software that occurred unexpectedly at the end of the quarter, and not from losses to competition. The Company is continuing the process of determining steps to take to improve performance.

Business Metrics — Quarter Ended May 31, 2004

•	The Company closed 13 significant software license transactions — software license transactions of $100,000 or greater.
•	The Company closed 1 software license transaction of $1 million or greater.
•	The average selling price for significant software transactions was $695,000.
•	84 percent of software revenue came from new clients.
•	16 percent of software revenue came from international sales.
•	Employee headcount was 865 as of May 31, 2004.
•	Cash flows from operations were a negative $1.0 million.
•	Cash, marketable securities and investments were approximately $148.7 million as of May 31, 2004, down from $155.3 million as of February 29, 2004.
•	Days Sales Outstanding (DSO) for receivables were 81 days compared to 87 days in the fourth quarter.
•	Deferred revenue decreased slightly to $42.3 million on May 31, 2004 from $43.7 million on February 29, 2004, reflecting typical seasonality.

Other Highlights and Developments:

First Quarter Global Client Wins: The Company signed significant software license transactions across key industries in the Americas, Europe and Asia, with first quarter global wins including, among others: AEON Co., Ltd., Associated Wholesale Grocers, Coty International BV, Phoenix Pharmahandel AG, Schick Asia Ltd., Schnuck Markets, Sears, Roebuck & Co., and TJX Companies, Inc.

RFID Summit: On April 1, 2004 Manugistics hosted a Summit focused on RFID technology, standards and business best practices for prospects and clients. Industry professionals congregated to participate in discussions and network with thought leaders, industry practitioners, and solution providers. Speakers included RFID experts from Accenture, Acsis, Alien Technology, the Department of Defense, ePC Global, Forrester Research, Georgia Pacific, IBM, Tibbett & Britten, and Traxus Technology.

Manugistics Client Steering Committee: In May, approximately 300 clients of Manugistics participated in its semi-annual Manugistics Client Steering Committee meeting in Orlando, Florida. Participating clients play an integral role in influencing strategic product direction and get a first look at new product development. The meeting provides a forum for objective discussions and client-to-client networking regarding all aspects of Manugistics’ solutions. Topics included best demonstrated practices, products, services, technology, communication and forward thinking business discussions.

Conference Call Information: Manugistics will conduct a simultaneous conference call and audio Webcast on Thursday, June 24, 2004 at 5:00 PM ET to discuss the Company’s financial performance for its first quarter. Interested parties may listen to the Webcast by going to www.manugistics.com/ir/.

A recording of the call will be available from 7:00 PM ET Thursday, June 24, 2004 through 7:00 PM ET on Monday, June 28, 2004. To listen to the recording, callers within North America may call 800-633-8284. Callers outside North America may call 402-977-9140. Callers to the recording will be required to enter the access number for this call, which is 21197491. In addition, a recording of the Webcast will be archived for approximately three months on the Manugistics Web site at www.manugistics.com/ir/.

About Manugistics Group, Inc. Manugistics is a leading global provider of demand and supply chain management solutions. Today, more than 1,200 clients trust Manugistics to help them drive profitable growth, unlock the value of their existing IT investments, and ensure the security and integrity of their global supply chains. Its clients include industry leaders such as AT&T, BMW, Boeing, Brown & Williamson, Cingular, Circuit City, Coca-Cola Bottling, Continental Airlines, Diageo, DuPont, Harley-Davidson, John Deere, McCormick, Nestle, Nissan, RadioShack, Sanmina-SCI, and Unilever. For more information, go to www.manugistics.com.

FOR ADDITIONAL INFORMATION REGARDING THIS ANNOUNCEMENT, CONTACT THE MANUGISTICS NEWSBUREAU HOTLINE AT 301-255-5330.

Reasons for Presentation of Non-GAAP Financial Measures The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted”) represent the financial measures used by the Company’s management to evaluate the quarterly operating performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so choose. The Company believes its non-GAAP measures of operating performance better reflect the underlying economics of its business and better aligns with the cash flow performance of the Company as measured under GAAP than it does with operating results as presented under GAAP, which includes or may include, from time to time, non-cash charges for amortization expense and purchased research and development related to acquisitions, impairment losses on long-lived assets and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements
Information in this release relating to Manugistics’ prospects that are forward-looking statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the following: (1) Our ability to close customer deals that we believe slipped from our first quarter of fiscal 2005; (2) Economic, political and other uncertainties that may continue to adversely affect purchasing decisions for enterprise application software and services throughout our markets, such as decisions to delay closing of software license transactions or to reduce the size of individual transactions, which could result in quarterly revenues and income falling significantly short of anticipated levels; (3) Manugistics’ management ability to accurately forecast revenue or to adjust the Company’s cost structure, most of which is fixed in the short-term, quickly enough to align it with revenue; (4) Manugistics’ ability to maintain its competitive place in the markets for its products and services, to keep pace with the rapid technological advances or to introduce new products or product versions that satisfy customer demand, achieve market acceptance or meet competitive challenges.

Forward looking statements may be identified by the use of words such as “ability,” “achieve,” “adjust,” “align,” “always,” “anticipate,” “assuming,” “believe,” “continue,” “demand,” “determine,” “expect,” “forecast,” “future,” “gain,” “improve,” “keep pace,” “looking forward,” “maintain,” “meet,” “plan,” “position,” “predict,” “remain,” “see,” “should,” or “will.” More information about factors that potentially could affect Manugistics’ financial results is included in Manugistics filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended February 29, 2004. Manugistics assumes no obligation to update the forward-looking information contained in this announcement.

Manugistics is a registered trademark, the Manugistics logo, and Manugistics NetWORKS are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners.

###

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — GAAP (1)
(in thousands, except per share data)

	Three Months Ended
	May 31,
	(Unaudited)
REVENUE:	2004	2003
Software	$10,368	$19,909
Support	21,421	21,469
Services	17,558	21,503
Reimbursed expenses	2,236	2,760

Total revenue	51,583	65,641

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,914	4,416
Amortization of acquired technology	3,546	3,572
Cost of services and support	18,190	23,512
Cost of reimbursed expenses	2,236	2,760
Sales and marketing	15,240	16,849
Product development	8,328	11,293
General and administrative	6,014	6,349
Amortization of intangibles	1,662	1,004
Restructuring and lease abandonment (benefit) charge	(2,517)	10,137
Non-cash stock option compensation charge	120	725

Total operating expenses	56,733	80,617

OPERATING LOSS	(5,150)	(14,976)
OTHER EXPENSE, NET	(2,262)	(3,296)

LOSS BEFORE INCOME TAXES	(7,412)	(18,272)
PROVISION FOR INCOME TAXES	321	199

NET LOSS	$(7,733)	$(18,471)

BASIC AND DILUTED LOSS PER SHARE	($0.09)	($0.26)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,819	70,105

(1)	GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES
ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – NON – GAAP (1)
(in thousands, except per share data)

	Three Months Ended
	May 31,
	(Unaudited)
REVENUE:	2004	2003
Software	$10,368	$19,909
Support	21,421	21,469
Services	17,558	21,503
Reimbursed expenses	2,236	2,760

Total revenue	51,583	65,641

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,914	4,416
Cost of services and support	18,190	23,512
Cost of reimbursed expenses	2,236	2,760
Sales and marketing	15,240	16,849
Product development	8,328	11,293
General and administrative	6,014	6,349

Total operating expenses	53,922	65,179

ADJUSTED OPERATING (LOSS) INCOME	(2,339)	462
OTHER EXPENSE, NET	(2,262)	(3,296)

ADJUSTED LOSS BEFORE INCOME TAXES	(4,601)	(2,834)
PROVISION FOR INCOME TAXES	321	199

ADJUSTED NET LOSS	$(4,922)	$(3,033)

BASIC AND DILUTED ADJUSTED LOSS PER SHARE	($0.06)	($0.04)

SHARES USED IN BASIC AND DILUTED ADJUSTED LOSS PER SHARE CALCULATION	81,819	70,105

(1)	The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations. Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MAY 31, 2004
(in thousands, except per share data)

REVENUE:	GAAP	Adjustments			Adjusted (1)
Software	$10,368	$—			$10,368
Support	21,421	—			21,421
Services	17,558	—			17,558
Reimbursed expenses	2,236	—			2,236

Total revenue	51,583	—			51,583

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,914	—			3,914
Amortization of acquired technology	3,546	(3,546)	(a	)	—
Cost of services and support	18,190	—			18,190
Cost of reimbursed expenses	2,236	—			2,236
Sales and marketing	15,240	—			15,240
Product development	8,328	—			8,328
General and administrative	6,014	—			6,014
Amortization of intangibles	1,662	(1,662)	(a	)	—
Restructuring and lease abandonment benefit	(2,517)	2,517	(b	)	—
Non-cash stock option compensation charge	120	(120)	(c	)	—

Total operating expenses	56,733	(2,811)			53,922

OPERATING LOSS	(5,150)	2,811			(2,339)
OTHER EXPENSE, NET	(2,262)	—			(2,262)

LOSS BEFORE INCOME TAXES	(7,412)	2,811			(4,601)
PROVISION FOR INCOME TAXES	321	—			321

NET LOSS	$(7,733)	$2,811			$(4,922)

BASIC AND DILUTED LOSS PER SHARE	$(0.09)				$(0.06)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,819				81,819

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MAY 31, 2003
(in thousands, except per share data)

REVENUE:	GAAP	Adjustments			Adjusted (1)
Software	$19,909	$—			$19,909
Support	21,469	—			21,469
Services	21,503	—			21,503
Reimbursed expenses	2,760	—			2,760

Total revenue	65,641	—			65,641

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,416	—			4,416
Amortization of acquired technology	3,572	(3,572)	(a	)	—
Cost of services and support	23,512	—			23,512
Cost of reimbursed expenses	2,760	—			2,760
Sales and marketing	16,849	—			16,849
Product development	11,293	—			11,293
General and administrative	6,349	—			6,349
Amortization of intangibles	1,004	(1,004)	(a	)	—
Restructuring and lease abandonment charges	10,137	(10,137)	(b	)	—
Non-cash stock option compensation charge	725	(725)	(c	)	—

Total operating expenses	80,617	(15,438)			65,179

OPERATING (LOSS) INCOME	(14,976)	15,438			462
OTHER EXPENSE, NET	(3,296)	—			(3,296)

LOSS BEFORE INCOME TAXES	(18,272)	15,438			(2,834)
PROVISION FOR INCOME TAXES	199	—			199

NET LOSS	$(18,471)	$15,438			$(3,033)

BASIC AND DILUTED LOSS PER SHARE	$(0.26)				$(0.04)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	70,105				70,105

(1)	The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnote:
(a)	Amortization of intangibles and acquired technology related to acquisitions.
(b)	Restructuring and lease abandonment (benefit) charges.
(c)	Non-cash stock option compensation charge.

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	May 31,	February 29,	May 31,
	2004	2004	2003
		(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$116,764	$138,984	$142,593
Marketable securities	9,973	7,316	781

Total cash, cash equivalents and marketable securities	126,737	146,300	143,374

Accounts receivable, net	46,547	55,575	52,582
Other current assets	13,260	11,924	14,053

Total current assets	186,544	213,799	210,009

NONCURRENT ASSETS:
Property and equipment, net	22,482	21,632	26,580
Software development costs, net	14,060	14,224	13,290
Goodwill	185,479	185,501	187,630
Intangible and other assets	48,127	53,926	66,305
Long-term investments	22,000	8,999	—
Restricted cash	—	—	4,014

TOTAL	$478,692	$498,081	$507,828

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$10,990	$10,368	$9,371
Accrued liabilities	29,145	34,149	35,926
Deferred revenue	42,286	43,748	40,751

Total current liabilities	82,421	88,265	86,048

NONCURRENT LIABILITIES:
Convertible debt	175,500	175,500	250,000
Long-term debt and capital leases	2,725	2,633	4,293
Other	9,016	14,823	11,830

STOCKHOLDERS’ EQUITY	209,030	216,860	155,657

TOTAL	$478,692	$498,081	$507,828

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities, long-term investments and restricted cash	$148,737	$155,299	$147,388

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	May 31,
	(Unaudited)
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,733)	$(18,471)
Non-cash items	8,033	20,633
Changes in assets and liabilities	(1,314)	(2,391)

NET CASH USED IN OPERATING ACTIVITIES	(1,014)	(229)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	—	(129)
Restricted cash	—	8,966
Capital Expenditures	(2,064)	(203)
Capitalization/purchases of software	(2,571)	(2,688)
(Purchases) sales of marketable securities, net	(2,656)	2,165
(Purchases) of long-term investments,net	(13,001)	—

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(20,292)	8,111

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments — long-term debt, net	(628)	(705)
Proceeds from exercise of stock options and employee stock plan purchases	459	27

NET CASH USED IN FINANCING ACTIVITIES	(169)	(678)

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	(745)	600

NET CHANGE IN CASH AND CASH EQUIVALENTS	(22,220)	7,804
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	138,984	134,789

CASH AND CASH EQUIVALENTS, END OF PERIOD	$116,764	$142,593

MANUGISTICS GROUP, INC AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(in thousands)

	Three Months Ended
	May 31,
	(Unaudited)
	2004	2003
Days sales outstanding — accounts receivable, net	81	72

Product development costs, as reported	$8,328	$11,293
Capitalized software development costs	2,519	2,315

Gross product development costs	$10,847	$13,608

Gross product development costs — % of revenue	21.0%	20.7%

Capitalized software development costs	$2,519	$2,315
Amortization of capitalized software development costs	(2,683)	(2,433)

Net	$(164)	$(118)